Exhibit 10.11

EXECUTION VERSION

AMENDMENT NO. 3

THIS AMENDMENT NO. 3, dated as of March 2, 2020 (this “Amendment”), is entered into by and among TGP Holdings III LLC, a Delaware limited liability company (the “Lead Borrower”), Traeger Pellet Grills Holdings LLC, a Delaware limited liability company (together with the Lead Borrower, the “Borrowers”, and each a “Borrower”), TGPX Holdings II LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors (as defined in the Existing Credit Agreement referred to below) party hereto, the Additional Revolving Credit Lender (as defined below) party hereto and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, the Borrowers, Holdings, the several Lenders from time to time party thereto and the Administrative Agent have entered into that certain First Lien Credit Agreement, dated as of September 25, 2017 (as amended by that certain Amendment No. 1, dated as of March 15, 2018, that certain Amendment No. 2, dated as of April 20, 2018, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time and immediately prior to the Amendment No. 3 Effective Date (as defined below), the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, the Borrowers have requested an amendment to the Existing Credit Agreement pursuant to which the undersigned additional financial institution (the “Additional Revolving Credit Lender”) will agree to provide additional revolving credit commitments under the Amended Credit Agreement in an aggregate principal amount of $6,000,000; and

WHEREAS, the Additional Revolving Credit Lender is willing to provide Revolving Credit Commitments in an amount set forth opposite its name under the heading “Additional Revolving Credit Commitments” on Schedule I hereto (the “Additional Revolving Credit Commitments”) to the Borrowers on the Amendment No. 3 Effective Date on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Defined Terms; Interpretation; Etc.

Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. The rules of construction specified in Sections 1.02 through 1.10 of the Existing Credit Agreement also apply to this Amendment, mutatis mutandis, as if fully set forth herein. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement or any other Loan Document shall, after this Amendment becomes effective, refer to the Amended Credit Agreement.

2.	Additional Revolving Credit Commitments.

(a)    On the Amendment No. 3 Effective Date (as defined below), the Additional Revolving Credit Lender shall provide a Revolving Credit Commitment in a principal amount equal to its Additional Revolving Credit Commitment as set forth in Schedule I attached hereto. The Revolving Credit Commitments of each Revolving Credit Lender under the Amended Credit Agreement shall be as set forth in Schedule II attached hereto.

(b)    The Additional Revolving Credit Commitments shall have the same terms as the Revolving Credit Commitments under the Existing Credit Agreement and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Revolving Credit Lenders, of the Amended Credit Agreement and the other Loan Documents.

(c)    The Additional Revolving Credit Commitments shall constitute a Revolving Credit Commitment Increase pursuant to clause (x) of the second proviso of Section 2.14(a) of the Amended Credit Agreement. From and after the Amendment No. 3 Effective Date (as defined below), the Additional Revolving Credit Lender shall have all of the rights and obligations of a “Revolving Credit Lender” and a “Revolving Credit Commitment Increase Lender,” and all Additional Revolving Credit Commitments shall be “Revolving Credit Commitments,” in each case for all purposes of the Amended Credit Agreement and the other Loan Documents, it being understood that (x) all borrowings, commitment reductions, prepayments and repayments of Revolving Credit Loans made under the Additional Revolving Credit Commitments shall be made on a ratable basis with the other Revolving Credit Loans under the Amended Credit Agreement; (y) all participations in Letters of Credit shall be made on a ratable basis among the Revolving Credit Lenders; and (z) the Additional Revolving Credit Commitments shall be subject to the provisions set forth in Section 2.14(h) of the Amended Credit Agreement to the extent applicable. For the avoidance of doubt and notwithstanding any provision herein to the contrary, after the Amendment No. 3 Effective Date, the Additional Revolving Credit Commitments established pursuant to this Amendment (and the Additional Revolving Credit Loans made pursuant thereto) are to be treated as part of the same series and tranche as the Revolving Credit Commitments (and the Revolving Credit Loans made pursuant thereto) in existence immediately prior to the Amendment No. 3 Effective Date (such Revolving Credit Commitments, the “Existing Revolving Credit Commitments” and such Loans, the “Existing Revolving Credit Loans”) for all purposes under the Amended Credit Agreement, and the Additional Revolving Credit Commitments (and the Additional Revolving Credit Loans made pursuant thereto) are to be fungible (for United States federal income tax and all other purposes) with the Existing Revolving Credit Commitments and Existing Revolving Credit Loans.

3.	Amendments to Existing Credit Agreement.

(a)    Pursuant to Sections 2.14(d) and 10.01 of the Amended Credit Agreement and subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Existing Credit Agreement is hereby amended as follows:

(i)    Section 1.01 is hereby amended to add the following definitions in alphabetical order:

“Amendment No. 3” means the Amendment No. 3, dated as of March 2, 2020, among the Borrowers, Holdings, the Subsidiary Guarantors party thereto, the Lenders party thereto and CS, as administrative agent and collateral agent.

“Amendment No. 3 Effective Date” has the meaning assigned to such term in Amendment No. 3.

(ii)    Section 1.01 is hereby amended by deleting the definition of “Revolving Credit Commitment” therefrom and replacing it with the following:

“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01(c) and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on (i) at any time prior to the Amendment No. 1 Effective Date, Schedule 2.01 under the caption “Revolving Credit Commitment”, (ii) at any time on or after the Amendment No. 1 Effective Date but prior to the Amendment No. 3 Effective Date, Schedule II of Amendment No. 1 and (iii) at any time on or after the Amendment No. 3 Effective Date, Schedule II of Amendment No. 3 or, in each case, in the Assignment and Assumption or Incremental Commitments Amendment pursuant to which such Lender becomes a party hereto or pursuant to which such commitment is created hereunder, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Credit Commitment of all Revolving Credit Lenders shall be (x) $30,000,000 on the Closing Date, (y) $50,000,000 on the Amendment No. 1 Effective Date and (z) $56,000,000 on the Amendment No. 3 Effective Date, in each case, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.

(b)    Except as otherwise provided herein, all schedules and exhibits to the Existing Credit Agreement, in the forms thereof in effect immediately prior to the Amendment No. 3 Effective Date (as defined below), will be continued as the schedules and exhibits attached to the Amended Credit Agreement.

4.

Representations and Warranties. To induce the Administrative Agent and the Additional Revolving Credit Lender to enter into this Amendment and to make the Additional Revolving Credit Loans, each Loan Party represents and warrants to the Administrative Agent and the Additional Revolving Credit Lender as of the Amendment No. 3 Effective Date (as defined below) that, immediately before and after giving effect to this Amendment and the incurrence of the Additional Revolving Credit Loans:

(a)    each Loan Party has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and perform its obligations under the Amended Credit Agreement;

(b)    the execution, delivery and performance by each Loan Party of this Amendment, and the consummation of the transactions described herein, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than any Lien to secure the Secured Obligations pursuant to the Collateral Documents), or require any payment to be made under (x) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries, or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Law; except with respect to any breach or contravention or payment referred to in Section 4(b)(ii), to the extent that such conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect;

(c)    no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or the Amended Credit Agreement or for the consummation of the transactions described herein, except for the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect;

(d)    this Amendment has been duly executed and delivered by each Loan Party that is party hereto, and each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity;

(e)    no Default or Event of Default has occurred and is continuing on the Amendment No. 3 Effective Date (as defined below); and

(f)    as of the Amendment No. 3 Effective Date, the information included in the Beneficial Ownership Certification (as defined below) is true and correct in all respects.

5.	Conditions to Effectiveness of this Amendment.

The effectiveness of this Amendment and the Additional Revolving Credit Commitments are subject to (i) the due execution and delivery of this Amendment by the Borrowers, Holdings and the Subsidiary Guarantors and (ii) the following additional conditions (the date of satisfaction or waiver of all such conditions, the “Amendment No. 3 Effective Date”):

(a)    no Default or Event of Default shall exist on the Amendment No. 3 Effective Date immediately before or after giving effect to the Additional Revolving Credit Commitments;

(b)    each of the representations and warranties made by any Loan Party set forth in Section 4 of this Amendment, Article V of the Existing Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of such date, both immediately before and after giving effect to the Additional Revolving Credit Commitments (other than any such representations or warranties that are made as of a specific date, which shall be true and correct in all material respects as of such date) (without duplication of any materiality qualifiers with respect to any such representation or warranty already qualified by materiality or Material Adverse Effect);

(c)    the Administrative Agent shall have received (i) a customary written opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, as counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent, (ii) secretary’s certificates substantially in the forms delivered on the Closing Date (which certificates may also be certificates of “no change”, as applicable), (iii) resolutions duly adopted by the Board of Directors or other governing body, as applicable, of each Loan Party authorizing the incurrence or guarantee of the Additional Revolving Credit Commitments to be made on the Amendment No. 3 Effective Date, and the execution, delivery and performance of this Amendment and other transactions related thereto and (iv) certificates as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization;

(d)    the Administrative Agent shall have received a counterpart signature page of this Amendment, executed and delivered by the Additional Revolving Credit Lender;

(e)    the Administrative Agent shall have received a solvency certificate, substantially in the form of Exhibit K to the Existing Credit Agreement, from the chief financial officer of Holdings certifying as to the matters set forth therein;

(f)    the Administrative Agent shall have received a closing certificate, dated as of the Amendment No. 3 Effective Date and signed by a Responsible Officer of the Lead Borrower on behalf of each Loan Party, confirming compliance with the conditions precedent in Sections 5(a) and (b) of this Amendment;

(g)    the Borrowers shall have paid to the Administrative Agent, for the account of the Administrative Agent and the Additional Revolving Credit Lender as of the Amendment No. 3 Effective Date, as applicable, all fees (including any upfront fees) and, to the extent required by Section 10.04 of the Existing Credit Agreement, expenses (including reasonable out-of-pocket fees, charges and disbursements of counsel) that are due and payable by the Borrowers on or before the Amendment No. 3 Effective Date; and

(h)    the Administrative Agent and the Additional Revolving Credit Lender shall have received (i) all information with respect to the Loan Parties reasonably requested in writing at least two (2) Business Days prior to the Amendment No. 3 Effective Date under applicable “know-your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, and (ii) to the extent any Loan Party qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation in relation to such Loan Party (the “Beneficial Ownership Certification”).

6.	Effect on the Amended Credit Agreement.

(a)    Except as provided hereunder, the execution, delivery and performance of this Amendment shall not constitute a waiver or novation of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, any Loan Document.

(b)    This Amendment shall be deemed to be a “Loan Document” as defined in the Amended Credit Agreement.

(c)    Except as specifically amended by this Amendment, the Amended Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

7.	Consent and Reaffirmation; Collateral Matters.

(a)    Each Loan Party hereby (i) acknowledges and agrees that all of its pledges, grants of security interests and Liens and other obligations under the Guaranty, the Security Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (x) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (y) the guaranties made by it pursuant to the Guaranty and (iii) acknowledges and agrees that the grants of security interests and Liens by, and the guaranties of, the Guarantors contained in the Guaranty, the Security Agreement and the other Loan Documents are, and shall remain, in full force and effect on and after the Amendment No. 3 Effective Date.

(b)    The applicable Loan Party will deliver such other documents, certificates and agreements and take all such further actions, in each case, that may be required under any applicable Law or which the Administrative Agent may reasonably request to ensure the creation, validity, perfection and priority of the Liens on the Collateral created, or purported to be created, under the Collateral Documents.

(c)    Each Loan Party hereby acknowledges and agrees that the Additional Revolving Credit Commitments incurred on the Amendment No. 3 Effective Date constitute Obligations and Secured Obligations and, without limiting the foregoing, are secured by the Collateral Documents, and are guaranteed pursuant to the Guaranty.

8.

Amendment, Modification and Waiver. This Amendment may not be amended, restated, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

9.

Entire Agreement. This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

10.	Governing Law; Jurisdiction; Etc.

(a)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)    THE PROVISIONS OF SECTIONS 10.15(B), (C) AND (D) OF THE AMENDED CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS, AND MADE A PART HEREOF.

11.

WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 11 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

12.

Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.

Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

TGPX HOLDINGS II LLC TGP HOLDINGS III LLC TRAEGER PELLET GRILLS HOLDINGS LLC TRAEGER PELLET GRILLS INTERMEDIATE HOLDINGS LLC TRAEGER PELLET GRILLS LLC

By:	/s/ Dominic Blosil
	Name:	Dominic Blosil
	Title:	Chief Financial Officer

TCP TRAEGER BLOCKER L.P.
By: TGPX Holdings II LLC, its General Partner

By:	/s/ Dominic Blosil
	Name:	Dominic Blosil
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 3]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

By:	/s/ Nicolas Thierry
	Name:	Nicolas Thierry
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

BANK OF AMERICA, N.A., as an Additional Revolving Credit Lender

By:	/s/ David H. Strickert
	Name:	David H. Strickert
	Title:	Managing Director

[Signature Page to Amendment No. 3]

Schedule I

Additional Revolving Credit Commitments

Additional Revolving Credit Lender	Additional Revolving Credit Commitment
Bank of America, N.A.	$6,000,000

Total	$6,000,000

Schedule II

Revolving Credit Commitments

Revolving Credit Lender	Revolving Credit Commitment
Credit Suisse AG, Cayman Islands Branch	$17,500,000
Goldman Sachs Bank USA	$17,500,000
Jefferies Finance LLC	$4,500,000
JFIN Revolver Holdings II LLC	$3,000,000
Royal Bank of Canada	$7,500,000
Bank of America, N.A.	$6,000,000

Total	$56,000,000